EX10.7

Agreement between MUSTANG RESOURCES INC. and COUGAR HOLDINGS INC.

EXCLUSIVE MINERAL CLAIM REGISTRATION AREA
AND
JOINT FIRST REFUSAL RIGHTS

Dated March 1, 2005

The parties to this Agreement dated March 1, 2005, namely Mustang Resources Inc. ("Mustang") of 1574 Gulf Rd. #1505, Point Roberts, Washington, 98281, and Cougar Holdings Inc. ("Cougar") of 10655 NE 4th Street, Suite 400, Bellevue, WA, 98004, hereby agree as follows:

(1)  Joint Recognition of each Party's Exclusive Claim Registration Area.

Mustang and Cougar jointly agree that each company has a core mineral property.  Mustang's core mineral property is the JC1 (Tenure # 507555), JC2 (Tenure # 507554), JC3 (Tenure # 507553) and JC4 (Tenure # 507552) mineral claims located in the Nelson Mining Division of British Columbia, Canada.  Cougar's core mineral property is the WC1 (Tenure # 507442) and WC2 (Tenure # 507556) mineral claims located in the Vernon Mining Division of British Columbia, Canada.

Henceforth all lands within a 100 mile radius of Mustang's JC1 - JC4 claims shall be designated as Mustang's Exclusive Mineral Claim Registration Area ("Mustang's Exclusive Area").

All lands within a 100 mile radius of Cougar's WC1 and WC2 claims shall be designated as Cougar's Exclusive Mineral Claim Registration Area ("Cougar's Exclusive Area").

Mustang agrees that Mustang will not register mineral claims for a period of 20 years beginning March 1, 2005 within Cougar's Exclusive Area.

Cougar agrees that Cougar will not register mineral claims for a period of 20 years beginning March 1, 2005 within Mustang's Exclusive Area.

(2)  Joint Rights of First Refusal

With respect to lands located outside of the defined Exclusive Area's the two companies agree as follows:

Mustang Resources Inc.:

(i)  Mustang agrees to grant Cougar a right of first refusal to acquire a 50% undivided interest in any mineral claims registered by Mustang, where such claims are located outside the 100 mile radius of Cougar's WC1 and WC2 claims, and also outside the 100 mile radius of Mustang's JC1 - JC4 mineral claims ("Mustang Open Area Claims"), and

(ii)  Mustang agrees to notify Cougar, in writing within 10 days, of any Mustang Open Area Claims registered by Mustang.

To exercise such first refusal Cougar Holdings Inc. must:

(iii)  provide notice, in writing, to Mustang, within 30 days of the written notification by Mustang of any such Mustang Open Area Claims registrations that Cougar wishes to exercise its right to a 50% undivided interest in the subject claims, and

(iv)  Submit to Mustang's office a check for 50% of the cost Mustang incurred to register such claims, plus reasonable out-of-pocket expenses, properly documented.  Such payment by Cougar must be made within 10 days of being invoiced by Mustang for such expenses, or the right of first refusal shall lapse.

Cougar Holdings Inc.:

(i)  Cougar agrees to grant Mustang a right of first refusal to acquire a 50% undivided interest in any mineral claims registered by Cougar, where such claims are located outside the 100 mile radius of Mustang's JC1 - JC4 claims, and also outside the 100 mile radius of Cougar's WC1 and WC2 mineral claims ("Cougar Open Area Claims"), and

(ii)  Cougar agrees to notify Mustang, in writing within 10 days, of any Cougar Open Area Claims registered by Cougar.

To exercise such first refusal Mustang Resources Inc. must:

(iii)  provide notice, in writing, to Cougar, within 30 days of the written notification by Cougar of any such Cougar Open Area Claims registrations that Mustang wishes to exercise its right to a 50% undivided interest in the subject claims, and

(iv)  Submit to Cougar's office a check for 50% of the cost Cougar incurred to register such claims, plus reasonable out-of-pocket expenses, properly documented.  Such payment by Mustang must be made within 10 days of being invoiced by Cougar for such expenses, or the right of first refusal shall lapse.

This agreement of Joint Mineral Claim Registration Area And Joint First Refusal Rights  is signed by the following persons on behalf of the companies and in the capacities and on the dates indicated.

MUSTANG RESOURCES INC.

/s/ Terry G. Cook

TERRY G. COOK
PRESIDENT
March 1, 2005

/s/ Cam Dalgliesh

CAM DALGLIESH
WITNESS

COUGAR HOLDINGS INC.

/s/ Terry G. Cook

TERRY G. COOK
PRESIDENT
March 1, 2005

/s/ Cam Dalgliesh

CAM DALGLIESH
WITNESS